SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): November 2, 2001


                              HCB Bancshares, Inc.
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               (Exact Name of Registrant as Specified in Charter)

       Oklahoma                        No. 0-22423                  62-1670792
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(State or Other Jurisdiction       Commission File Number      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                   237 Jackson Street, Camden, Arkansas 71701
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841
                                                           --------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ---------------------------------------------

     On November 2, 2001, HCB Bancshares, Inc. (the "Registrant") dismissed Deloitte & Touche, LLP ("Deloitte") as its independent auditors. On November 16, 2001, the Registrant engaged BKD, LLC ("BKD") as its successor independent audit firm. The Registrant's dismissal of Deloitte and engagement of BKD was recommended by the Registrants' Audit Committee and authorized and approved by the Registrant's Board of Directors on November 2, 2001.

     Deloitte served as the Registrant's independent accountants to audit the Registrant's three most recent fiscal year ends. Deloitte's reports on the Registrant's financial statements for each of those years (fiscal years ended June 30, 2001, 2000 and 1999) did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal year ends (fiscal years ended June 30, 2001 and 2000) and the subsequent interim period from July 1, 2001 through November 2, 2001, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in their report on the financial statements for such years.

     The Registrant has provided Deloitte with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Registrant requested that Deloitte deliver to the Registrant a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. Deloitte's letter is filed herewith as Exhibit 16.1


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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Exhibit 16.1       Letter of Deloitte & Touche, LLP


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HCB BANCSHARES, INC.



                                        By:/s/ Cameron D. McKeel
                                           -------------------------------------
                                           Cameron D. McKeel
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)


Dated:  November 9, 2001